UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

U.S. GoldMining Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-41690	37-1792147
(Commission File Number)	(IRS Employer Identification No.)

1188 West Georgia Street, Suite 1830

Vancouver, BC, Canada, V6E 4A2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 338-9788

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	USGO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $13.00	USGOW	The Nasdaq Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On December 20, 2024, the Board of Directors (the “Board”) of U.S. GoldMining Inc. (the “Company”) appointed Tyler Wong, who previously served as the Company’s Interim Chief Financial Officer, to the position of Chief Financial Officer. In connection with such appointment, the Board approved the increase of Mr. Wong’s annual base salary from C$60,000 to C$72,500 effective as of January 1, 2025.

Equity Awards

On December 20, 2024, the Board granted stock option awards to purchase up to (i) 17,000 shares of common stock, par value $0.001 per share (“Common Stock”) to Tim Smith as Chief Executive Officer of the Company and (ii) 5,000 shares of Common Stock to Tyler Wong as Chief Financial Officer of the Company. Such stock options have a term of five years from the Grant Date, have an exercise price of $10.00 per share, and have vesting terms as follows: 25% shall vest on December 20, 2024 (the “Grant Date”), 25% shall vest 6 months from the Grant Date, 25% shall vest 12 months from the Grant Date, and 25% shall vest 18 months from Grant Date, provided the optionee is employed by or providing services to the Company or a subsidiary on the applicable vesting date. Such stock options are subject to the terms and conditions of the U.S. GoldMining Inc. 2023 Long-Term Incentive Plan (the “Plan”) and the Company’s form of Nonqualified Stock Option Agreement, each previously filed as exhibits to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 21, 2024, as further amended on Form 10-K/A.

On December 20, 2024, the Board granted restricted stock unit awards (“RSUs”) to purchase up to (i) 2,500 shares of Common Stock to Tim Smith as Chief Executive Officer of the Company and (ii) 1,000 shares of Common Stock to Tyler Wong as Chief Financial Officer of the Company. Such RSUs have vesting terms as follows: 25% shall vest 3 months from the Grant Date, 25% shall vest 6 months from the Grant Date, 25% shall vest 9 months from the Grant Date, and 25% shall vest 12 months from Grant Date, provided the grantee is employed by or providing services to the Company or a subsidiary on the applicable vesting date. Such RSUs are subject to the terms and conditions of the Plan and the Company’s form of Restricted Stock Unit Award Agreement, filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of 2023 Incentive Plan Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2024	U.S. GOLDMINING Inc.

	By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Chief Executive Officer